EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127
Phone: 720-981-1185	Trading Symbol: VGZ
Fax: 720-981-1186	Toronto and NYSE MKT Stock Exchanges

______________________ NEWS ______________________

Vista Gold Corp. Announces Filing of Preliminary Short Form Base Shelf Prospectus and Registration Statement to Replace Expired Short Form Base Shelf Prospectus and Current Shelf Registration Statement on Form S-3

Denver, Colorado, June 5, 2014 - Vista Gold Corp. (“Vista” the “Company,” “we” or “our”) (NYSE MKT and TSX: VGZ) today announced that it filed a preliminary short form base shelf prospectus with the securities commissions in each province and territory of Canada (other than Quebec) (“Canadian Prospectus”) and a corresponding shelf registration statement on Form S-3 with the United States Securities and Exchange Commission (collectively, the “Offering Documents”).  The Canadian Prospectus was filed to replace Vista’s prior Canadian short form base shelf prospectus that recently expired. Vista’s current shelf registration statement on Form S-3 expires next year and will not be affected by the filing of this separate shelf registration statement on Form S-3.  This preserves Vista’s ability to complete future financings for corporate growth and development in an efficient and flexible manner, if appropriate at the time.

The Offering Documents, if and when brought effective, will allow Vista to make offerings of common shares, warrants, subscription receipts or units for aggregate proceeds of up to US$50 million during the next three years to potential purchasers in the United States and during the next 25 months to potential purchasers in each province and territory of Canada (other than Quebec).

Vista currently anticipates using proceeds from the sale of securities under the Offering Documents, if any, to fund existing or acquired mineral properties, property acquisitions, working capital requirements, to repay indebtedness outstanding from time to time, if any, or for other general corporate purposes.

A registration statement relating to these securities has been filed with the United States Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  This news release shall not constitute an offer to sell nor the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The terms of any securities offered under the registration statement and the intended use of the net proceeds resulting from such offering will be established at the time of any offering and will be described in a prospectus supplement filed with the United States Securities and Exchange Commission at the time of the offering. After the registration statement becomes effective, a copy of the shelf registration statement on Form S-3 and copies of the base shelf prospectus contained therein and, at the time of any offering, if any, a prospectus supplement relating to the offering under the registration statement, when available, can be obtained by contacting Vista, attention: Connie Martinez at (720) 981-1185, Suite 5, 7961 Shaffer Parkway, Littleton, Colorado 80127.

The Company also filed updated audited consolidated financial statements and the notes thereto as at December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (the “Financial Statements”), together with an updated report thereon by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Denver CO (“PWC”). The Financial Statements have been updated solely to provide a current liquidity discussion and the report of PWC on the Financial Statements has been updated solely to reference the update to Note 2 “Liquidity” in the Financial Statements.

About Vista Gold

Vista’s principal assets include its flagship Mt Todd gold project in Northern Territory, Australia, and an 11.2% holding in Midas Gold Corp. We also have non-core projects in Mexico and California and royalty interests in projects in Bolivia and Indonesia.  For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

For further information, please contact Connie Martinez at (720) 981-1185.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as, the future effectiveness of the prospectus and the registration statement, the completion of future financings, the use of proceeds from such financings and the growth and development of Vista and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, pre-feasibility studies and feasibility studies on our projects, if any.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on March 17, 2014 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.